UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 2, 2010
Date of Report (Date of earliest event reported)

COMMUNITY PARTNERS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Highway 35 South, Middletown, New Jersey		07748
(Address of principal executive offices)		(Zip Code)

(732) 706-9009 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01  Other Events.

On June 2, 2010, Two River Community Bank (the “Bank”), the wholly owned banking subsidiary of Community Partners Bancorp, issued a press release announcing that the Bank formed a new Small Business Administration (“SBA”) Lending Division (the “Division”).  Paul E. Orzechowski was appointed Vice President of SBA Lending and will direct the lending activities of the Division.

More information regarding the Division and Mr. Orzechowski’s professional experience is set forth in the press release furnished as Exhibit 99.1 to this Form 8-K.
.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release of Two River Community Bank, dated June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Dated:	June 2, 2010	By:	/s/ Michael J. Gormley
Michael J. Gormley Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Two River Community Bank, dated June 2, 2010